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                                                                    Exhibit 32.1

                     SARBANES-OXLEY ACT OF 2002, SECTION 906
          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICERS

     In connection with the Quarterly Report on Form 10-Q of First Financial Corporation (the "Company") for the Quarterly period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date here of (the "Report"), Norman L. Lowery, as the Chief Executive Officer of the Company, and Michael A. Carty, as the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1. This Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 3, 2006                        By /s/ Norman L. Lowery
                                           -------------------------------------
                                           Norman L. Lowery, Vice Chairman & CEO


November 3, 2006                        By /s/ Michael A. Carty
                                           -------------------------------------
                                           Michael A. Carty, Treasurer & CFO